United States
                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check  the  appropriate  box:
[_]     Preliminary  information  statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[X]     Definitive  information  statement


Company  Name:  EWORLD  TRAVEL  CORP.

Payment  of  filing  fee  (check  the  appropriate  box):

[X]  No  fee  required

[_]  Fee  computed  on  table  below  per  Exchange  Act Rules 14c-5(g) and 0-11

(1)  Title  of  each  class  of  securities  to which transaction applies: NONE.

(2)  Aggregate  number  of  securities  to  which  transaction  applies:  NONE

(3)  Per  unit  price/underlying  value  pursuant to Exchange Act Rule 0-11: N/A

(4)  Proposed  maximum  aggregate  value  of  transaction:  N/A

(5)  Total  fee  paid:  N/A

[_]     Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)     Amount  previously  paid:
(2)     Form,  schedule  or  registration  statement  no.:
(3)     Filing  party:
(4)     Date  filed:

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                               EWORLD TRAVEL CORP.
          668 North Coast Highway, Suite #3261, Laguna Beach, CA 92651


                               September 12, 2002

Dear  Shareholder:

     The enclosed information statement is being furnished to shareholders of record on September 12, 2002, of eWorld Travel Corp. ("EWLD"), a Nevada corporation, in connection with the proposal to amend the corporate charter to change the name of the corporation to GYK Ventures, Inc. which was approved by the action of a majority of all shareholders entitled to vote on the record date.

                        WE ARE NOT ASKING FOR A PROXY AND
               SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

     Our board of directors has fully reviewed and unanimously approved the action.

     Holders of approximately 80% of our common stock have executed a written consent in favor of the proposal described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders who have not previously consented.


By  Order  of  the  Board  of  Directors,



/s/Gerald  Yakimishyn                                   /s/J.  Dan  Sifford  Jr.
Gerald  Yakimishyn                                         J.  Dan  Sifford  Jr.
President                                                     Secretary/Director

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                                 UNITED  STATES
                       SECURITIES AND EXCHANGE COMMISSION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14C PROMULGATED THERETO

                               EWORLD TRAVEL CORP.

                                    Contents

Introduction                                                                   3

Item  1.  Information  Required  by  Items  of  Schedule  14A                  4
     A.  No  Time,  Place  or  Date  for  Meeting  of  Shareholders            4
     B.  Dissenters'  Rights                                                   4
     C.  Voting  Securities  and  Principal  Holders  Thereof                  4
     D.  Amendment  of  Charter                                                5
          1)     Reasons  and  Benefits  of  the  Transaction                  5
          2)     Federal  Tax  Consequences                                    5

Item  2.  Statements  that  Proxies  are  not  Solicited                       5
Item  3.  Interest  of  Certain  Persons                                       6

Item  4.  Other  and  General  Information                                     6

INTRODUCTION

     This 1934 Act Registrant, eWorld Travel Corp. ("EWLD") has conducted a Majority Shareholder Action, pursuant to the Nevada Revised Statute, Section 78.390, to change the name of the corporation to GYK Ventures, Inc. This Information Statement is being filed pursuant Section 14(c) of the Securities Exchange Act of 1934 and provided to the Company's shareholders pursuant Rule 14c.

     We are a Nevada corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB).
Information about us can be found in our December 31, 2001 Annual Report filed on Form 10-KSB and our quarterly report for the period ending June 30, 2002, filed on Form 10-QSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

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              ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

     A.  NO  TIME,  PLACE  OR  DATE  FOR  MEETING  OF  SHAREHOLDERS

          There WILL NOT be a meeting of shareholders and none is required under Nevada Revised Statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock. This information statement is first being mailed on or about September 23, 2002 to the holders of Common Stock as of the Record Date on September 12, 2002.

   B.  DISSENTERS'  RIGHTS.

          Under the Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.

   C.  THE  VOTING  SECURITIES  AND  PRINCIPAL  SHAREHOLDERS  THEREOF.

          The proposal to amend the corporate charter to change the name of the corporation to GYK Ventures, Inc. was approved by the action of a majority of all shareholders entitled to vote on the record date. This is called Majority Shareholder Action, pursuant to the Nevada Corporate Law. The vote required for approval was 50% (of all entitled shareholders) plus one vote, a simple majority. The actual affirmative vote was 80% of all shares issued and outstanding. The proposals are not effective before first completion of this
Section 14(c) compliance, and second the mailing or delivery of this Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

     VOTING  SECURITIES  OF  THE  COMPANY:

          ON SEPTEMBER 12, 2002, THE RECORD DATE, THERE WERE 25,633,700 SHARES OF COMMON STOCK ISSUED AND OUTSTANDING. EACH SHARE OF COMMON STOCK ENTITLES THE HOLDER THEREOF TO ONE VOTE ON EACH MATTER THAT MAY COME BEFORE A MEETING OF THE SHAREHOLDERS.

     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT:

          The sole class of equity securities of the Company issued and outstanding is the common stock. The table on the following page sets forth, as of September 12, 2002, certain information with respect to the common stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group.


          THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

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       OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF SEPTEMBER 12, 2002


                  Name and Address of     Amount and Nature of
Beneficial  Owner     Beneficial  Ownership(foot1
                              Gerald Yakimishyn- President     290,000     1.13%
                J. Dan Sifford Jr.- Secretary/Director     20,500,000     79.97%
                 All Officers and Directors as a Group     20,790,000     81.10%
                  Total Shares Issued and Outstanding     25,633,700     100.00%


     Notes  to  the  table:

     (1) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.


     D.  AMENDMENT  OF  CHARTER.

     The proposal to amend the corporate charter to change the name of the corporation to GYK Ventures, Inc., was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors. The amendment to the Charter will take effect no sooner than October 12, 2002.

     (1) REASONS FOR AMENDMENT. A claim of conflict, between our corporate name and that of another unrelated corporation, has been asserted and found to exist.

     (2) FEDERAL TAX CONSEQUENCES. There are no tax consequences to the change of corporate name proposed.




          THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

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               ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

               WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE
                        NOT REQUESTED TO SEND US A PROXY.

                      ITEM 3. INTEREST OF CERTAIN PERSONS.

   Gerald Yakimishyn, President, owns 290,000 shares of common stock, or 1.13% of the shares issued and outstanding and has a minimal interest in the actions proposed herein.

     J. Dan Sifford, Jr., Secretary and Director, owns 20,500,000 shares of common stock, or 79.97% of the shares issued and outstanding, has a substantial interest in the securities holdings of which are affected by the actions proposed herein.


                     ITEM 4. OTHER AND GENERAL INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended December 31, 2001, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by EWLD can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.


                               EWORLD TRAVEL CORP.

                                       By


Dated:  September  12,  2002


                     By the order of the Board of Directors



/S/Gerald  Yakimishyn                                   /s/J.  Dan  Sifford  Jr.
Gerald  Yakimishyn                                         J.  Dan  Sifford  Jr.
PRESIDENT                                                   SECRETARY/  DIRECTOR

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